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                                                                      Exhibit 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-80921) and Form S-3 (No. 333-79671) of Bio-Plexus, Inc. of our report dated March 17, 2000 appearing on page F-2 of the Annual Report on Form 10-K for the year ended December 31, 1999 filed with the Securities and Exchange Commission on April 14, 2000.



/s/  Mahoney Sabol & Company, LLP
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Mahoney Sabol & Company, LLP
Hartford, Connecticut
April 12, 2000